UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 24, 2008

New Ulm Telecom, Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

0-3024	41-0440990
(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street
New Ulm, Minnesota	56073
(Address of principal executive offices)	(Zip Code)

507-354-4111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant’s Certifying Accountant

On June 24, 2008, Kiesling Associates LLP (“Kiesling’) was dismissed as the independent public accountants for New Ulm Telecom, Inc. (the “Company”). Kiesling performed audits of the Company’s consolidated financial statements for the years ended December 31, 2005, 2006 and 2007. Kiesling’s reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to dismiss Kiesling was recommended and approved by the Audit Committee of the Board of Directors.

During the two years ended December 31, 2007, and from January 1, 2008 through June 24, 2008, the effective date of Kiesling’s dismissal, (a) there were no disagreements between the Company and Kiesling on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Kiesling to make reference to the subject matter of these disagreements in connection with its report on the Company’s financial statements for these years, and (b) there were no reportable events.

The Company requested that Kiesling furnish it with a letter addressed to the SEC stating whether or not Kiesling agreed with the statements made by the Company set forth above, and if not, stating the respects in which Kiesling did not agree. The Company provided Kiesling with a copy of the foregoing disclosures. Kiesling has furnished a letter addressed to the SEC dated June 27, 2008, a copy of which is attached hereto as Exhibit 16.1, stating that it agrees with the above statements.

Selection of Olsen Thielen & Co., Ltd.

On June 24, 2008, the Audit Committee of the Board of Directors of the Company recommended and approved the engagement of Olsen Thielen & Co., Ltd. (“Olsen Thielen”) as the Company’s independent auditors for the fiscal year ended December 31, 2008 to replace Kiesling.

During the two most recent fiscal years and the subsequent interim period through the date of Form 8-K, the Company did not consult with Olsen Thielen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either subject of a disagreement or a reportable event.

Olsen Thielen served as independent auditors for Hutchinson Telephone Company, however, which was acquired by the Company in January 2008. The Form 8-K/A filed with SEC on March 23, 2008 included financial statements of Hutchinson Telephone Company for the years ended December 31, 2005, 2006 and 2007, as audited by Olsen Thielen.

Olsen Thielen also audits Hector Communication Corporation (“Hector”) a one-third owned equity method investee of the Company. Hector’s financial statements have been included in the Company’s 10-K filings since its acquisition on November 2006.

Section 9 – Financial Statements and Exhibits.

Item 9.01   Financial Statements and Exhibits.

The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit
16.1	Letter dated June 27, 2008 from Kiesling Associates LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW ULM TELECOM, INC.

By	/s/ Bill Otis
Bill Otis
President and Chief Executive Officer

Dated: June 27, 2008